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                                                                 EXHIBIT 10.20.2


                      CAPSTAR BROADCASTING PARTNERS, INC.

                             FIRST AMENDMENT TO THE
                       CAPSTAR BROADCASTING PARTNER, INC.
                            1996 STOCK PURCHASE PLAN

       THIS FIRST AMENDMENT TO THE CAPSTAR BROADCASTING PARTNERS, INC. 1996 STOCK PURCHASE PLAN (this "Amendment") is made and adopted by Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Corporation"), effective as of January 27, 1997.

                                    RECITALS

       WHEREAS, on October 16, 1996 the Corporation adopted the Capstar Broadcasting Partners, Inc. 1996 Stock Purchase Plan (the "Plan"); and

       WHEREAS, the Board approved that the Chairman of the Board no longer be required, pursuant to the terms of the Plan, to serve as a member of the committee that is appointed by the Board to administer the Plan (the "Administration Amendment");

                                   AMENDMENT

       NOW, THEREFORE, the Plan is hereby amended as follows:

       1. Section 7.1. The third sentence of Section 7.1 is hereby deleted in its entirety.

       Except as expressly set forth herein, the Plan shall remain in full force and effect without further amendment or modification.

       IN WITNESS WHEREOF, the Corporation, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.



                                           CAPSTAR BROADCASTING PARTNERS, INC.




                                           By:       /s/ R. STEVEN HICKS
                                                  ----------------------------
                                                  R. Steven Hicks
                                                  President and Chief Executive
                                                  Officer